EXHIBIT 4.1

SPECIMEN SPECIMEN SPECIMEN

NUMBER
1234567

COMMON STOCK

SHARES
99,999

COMMON STOCK
CUSIP 095428108

BLUE EARTH, INC.

Par Value $.001
INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 4XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

BLUE EARTH, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: March 17, 2011

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

SPECIMEN

CORPORATE SEAL

SPECIMEN

PRESIDENT

A 67238

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ________________________

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

________________________ *Shares*

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.